3. Summary of Significant Accounting Policies: Share-Based Payments (Policies)	12 Months Ended
Jun. 30, 2020
Policies
Share-Based Payments

Share-Based Payments

The Company grants stock options and warrants to buy common shares of the Company to directors, officers, employees, service providers, and other arm's length parties. Such equity settled share-based payment arrangements are entered into for a period and vesting periods determined at its sole discretion of the board of directors and at prices equal to or greater than the closing market price on the day preceding the date they were granted. An individual is classified as an employee when the individual is an employee for legal or tax purposes (direct employee) or provides services similar to those performed by a direct employee.

The fair value of these equity settled share-based payments is measured using the Black-Scholes option pricing model taking into account the terms and conditions upon which these instruments were granted. At each statement of financial position reporting date, the amount recognized as an expense is adjusted to reflect the actual number of instruments that are expected to vest.

Arrangements in which the Company receives good or services as consideration for its own equity instrument or stock options granted to non-employees, are accounted for as equity settled share-based payments transactions and measured at the fair value of goods and services received. If fair value of goods or services received cannot be estimated reliably, the transaction is measured at the fair value of the equity instruments granted at the date the Company receives the goods or services.